Exhibit 99.1

The Impact of NGLs in the Marcellus Natural Gas Market Conditions Conference July 20, 2011 Columbus, Ohio Scott Garner

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Discussion Agenda MarkWest Overview MarkWest Northeast Segment Shale Gas NGL Overview Marcellus NGLs Conclusion 3

MarkWest Overview

MarkWest Key Investment Considerations

High-Quality, Diversified Assets	• Leading presence in five core natural gas producing regions of the U.S. • Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation
Proven Track Record of Growth and Customer Satisfaction	• No incentive distribution rights, which drives a lower cost of capital • Distributions have increased by 168% (12% CAGR) since IPO • ~$2.2 billion in organic growth and expansion projects and 12 acquisitions totaling ~$1.1 billion since IPO • Proven ability to expand organizational capabilities • Since 2006, MarkWest has ranked #1 or #2 in EnergyPoint customer satisfaction survey
Substantial Growth Opportunities	• 2011 growth capital forecast of $650 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation) • Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin • Long-term organic growth opportunities focused on resource plays

Strong Financial Profile	• Committed to maintaining strong financial profile
	  ◦ Debt to book capitalization of 49%
	  ◦ Debt to Adjusted EBITDA of 3.8x
	  ◦ Adjusted EBITDA to Interest Expense of 3.6x
	  ◦ Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P. 5

Geographic Footprint


Corporate Office
Woodford Shale
Granite Wash Formation
Haynesville Shale
Marcellus Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - 60 MMcf/d Langley processing expansion
  - Complete Ranger NGL pipeline

LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 300 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- Infrastructure under construction
  - 320 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 65,000 Bbl/d Mariner West ethane projects

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
6

Growth Driven by Customer Satisfaction Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey 7

8 Source: Credit Suisse Resource Play Economics

Diverse Gathering Volumes in Major Producing Basins Great customer service + Great resource plays + Great execution = Growth for Markwest 9 CAGR = 15%

MarkWest Northeast Segment Appalachia and Liberty

Long-term Appalachian History 11 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction 60 MMcf/d expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley Ranger NGL Pipeline Under Construction Right of Way Fractionation Facility Processing Plant

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 rich-gas acres
  - Critical gathering, processing, transportation, fractionation, and storage infrastructure
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO and TEPPCO Products Pipeline
  - 300 MMcf/d gathering capacity
  - More than 200 miles of pipe and 40,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current (includes Majorsville II start-up in mid-June)
  - 945 MMcf/d by mid-2012
- **NGL fractionation capacity**
  - 42,000 barrel per day fractionator currently online
  - 60,000 barrel per day fractionator in 2012
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States



MARKWEST ENERGY PARTNERS, L.P. 12

Liberty Marcellus Project History 13 TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas 2008

Liberty Marcellus Project History 14 2009 Houston Processing Complex Houston I 35 MMcf/d 5 Compressor Stations TEPPCO PRODUCTS PIPELINE Rich Gas Dry Gas Houston I

Liberty Marcellus Project History

2010


PENNSYLVANIA
Rich Gas
Houston II
Houston I
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
10 compressor stations	
Houston II	120 MMcf/d
C3 Pipeline	TEPPCO Deliveries

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	

MARKWEST ENERGY PARTNERS, L.P.
15

Liberty Marcellus Project History

2011


PENNSYLVANIA
Rich Gas
Houston III
Houston I & II
Majorsville II
Majorsville I
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
13 Compressors stations	
C3 Pipeline	TEPPCO Deliveries
Houston III	200 MMcf/d
C3+ Fractionation	42,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

MARKWEST ENERGY PARTNERS, L.P. 16

Liberty Marcellus Project History

2012 Current Planned



PENNSYLVANIA
Rich Gas
Houston I,II,III
Majorsville I,II
Mobley
WEST VIRGINIA
Dry Gas
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex	
Houston I	35 MMcf/d
Houston II	120 MMcf/d
Houston III	200 MMcf/d
16 Compressor stations	
C3 Pipeline	TEPPCO Deliveries
C3+ Fractionation	60,000 Bbl/day
Rail Loading	200 Rail Cars

Majorsville Processing Complex	
Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Majorsville II	135 MMcf/d

Mobley, WV	
Mobley I	120 MMcf/d
NGL Pipeline to Majorsville	

West Virginia	
New Cryogenic gas plant	200 MMcf/d
NGL Pipeline to Mobley	

MARKWEST ENERGY PARTNERS, L.P. 17

Houston Plant Site – June 2008 18

Houston Plant Site – September 2008 19

Houston Processing and Fractionation Complex – 2010 20

Majorsville Processing Complex – 2011 21

Shale Gas

Lower 48 States Shale Plays 23

Impacts of Shale Gas Development Shale Gas Development Has Moved U.S. to be “Long” Natural Gas Numerous prolific and profitable shale basins (e.g. Marcellus, Barnett, Haynesville) have significantly increased U.S. natural gas reserves. U.S. rich gas reserves increased 11% in 2009 (Source: EIA) Shale gas has extended U.S. natural gas reserve life. Shale gas production is expected to grow from 16% of total U.S. production in 2009 to 47% of total production in 2035 (Source: EIA). Natural Gas Demand is Expected to Rise Shale gas production has contributed to lower natural gas prices since 2008 Natural gas deliverability is perceived by major customers to be more reliable than in the past Natural gas is seen as more environmentally friendly than other fuel types Natural gas use is forecasted to increase 0.6% annually from 2009 to 2035 (Source: EIA) 24

Natural Gas vs. Crude Oil Prices 25 Source: Integrys

U.S. Natural Gas Reserves and Resources 26 Sources: EIA, PGC, and IHS CERA.

Surging Shale Gas Production 27 Source : Credit Suisse

Breakeven Henry Hub Price for Natural Gas Resources in Analyzed Plays 28 Source: IHS CERA. Note: Proved, possible, and potential resources. Mcf = thousand cubic feet; Tcf = trillion cubic feet.

Basin Internal Rates of Return 29 Source : Credit Suisse

U.S. Natural Gas Production Forecast by Source 30 Source : EIA 2011 Annual Energy Outlook

NGL Overview

Basic Facts About NGL’s NGLs are not a single entity -- consist of 5 distinct components (ethane, propane, normal and isobutane, and natural gasoline). Each NGL has its own set of fundamental drivers and pricing mechanisms. Individual NGLs can compete for the same market or come from the same supply source. There are two major NGL supply sources: Natural gas processing Crude oil refining NGL markets can be highly variable and elastic, influenced by economic, global and seasonal factors. NGLs have little influence on their markets -- must compete with crude oil derived feedstocks or fuels. Each NGL must seek a competitive price to be fully absorbed by a market. 32

33 Major US NGL Supply Sources and End Uses Sources U.S. Gas Processing - 79% (2,000 MBPD) U.S. Refining - 16% (400 MBPD) Imports - 5% (125 MBPD) End Uses Petrochemicals - 55% (1,385 MPD) Space Heating & Other Fuels - 18% (460 MBPD) Gasoline & Blendstocks - 20% (510 MBPD) Fuel Exports - 6% (150 MBPD) Ethanol Denaturant - <1% (20 MBPD) Field & Plant Gas Processing Schematic * Source: En*Vantage Inc. & EIA

Transportation of Purity Products to Markets 34 Source: Bentek

BTU Spread Between Crude and Natural Gas 35

NGL Frac Spreads 36

Changing NGL Price Relationships Benefit Petrochemicals 37

Global Position of U.S. has Changed: 2003 38

Global Position of U.S. has Changed: 2010 39

Steam Crackers are Soaking up Ethane 40

Petrochemical Industry Looking Ahead for Additional Investment 41

Marcellus NGLs

Marcellus Rich Gas 43 Source : Range Resources

Representative Marcellus Gas Compositions 44 Marcellus Gas Samples Sample I Sample II Sample III Sample IV Energy Content (MMBtu/Mcf) 1370 1270 1200 1080 Recoverable Liquids (GPM) Ethane C2 4.410 4.023 3.510 1.793 Propane C3 1.940 1.437 0.980 0.268 i-Butane IC4 0.250 0.177 0.130 0.041 n-Butane NC4 0.690 0.400 0.230 0.049 i-Pentane IC5 0.180 0.083 0.060 0.013 n-Pentane NC5 0.250 0.110 0.050 0.009 C6+ C6+ 0.280 0.183 0.080 0.029 GPM 8.000 6.413 5.040 2.202 Recoverable Liquids (% of Bbl) Ethane C2 55.1% 62.7% 69.6% 81.4% Propane C3 24.3% 22.4% 19.4% 12.2% i-Butane IC4 3.1% 2.8% 2.6% 1.9% n-Butane NC4 8.6% 6.2% 4.6% 2.2% i-Pentane IC5 2.3% 1.3% 1.2% 0.6% n-Pentane NC5 3.1% 1.7% 1.0% 0.4% C6+ C6+ 3.5% 2.9% 1.6% 1.3%

Rich-Gas Economics 45 Source: Range Resources July 2011 Presentation

MarkWest NGL Network In the Northeast Shales 46 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale

Marcellus Ethane Sources and Production 47 Majorsville Processing Complex Mobley Processing Plant Houston Processing Complex 3rd Party Processing Plants 47 Near Term Future Required Potential Capacity Capacity Recovery Recovery (MMcfd) (MMcfd) (MBPD) (MBPD) MW Houston 355 355 10 24 MW Majorsville 270 470 13 31 MW Mobley 120 240 6 16 MW New Plant 200 400 11 27 MW Other 0 335 9 22 3rd Party 300 540 14 36 Misc Other 0 120 3 8 Total 1,245 2,460 66 165 Processing Plant

Project Mariner East and West 48 Houston Fractionator Project Mariner East Project Mariner West New MarkWest Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline

Pennsylvania Marcellus Shale Gas Forecast 49 Source: Bentek

50 Pennsylvania Marcellus Shale Liquids Forecast Source: Bentek

Conclusion Unconventional gas plays have radically altered the gas supply outlook of just a few years ago The compelling economics of liquids rich plays are driving the current natural gas development scenario The development of shale plays in the northeast is supported by very large, nearby markets and a growing pipeline grid The economic uplift associated with the rich Marcellus shale has driven significant production growth in southwestern Pennsylvania This growth was made possible by the large volumes of “imported” lean gas readily available for blending and pipelines’ willingness to temporarily waive quality specifications With pipeline waivers expiring in 2013-2014, new fractionation and ethane facilities are planned to meet this schedule Estimates indicate this could free up as much as 1.5 Bcfd of pipeline capacity in Pennsylvania alone 51

The Impact of NGLs in the Marcellus Thank you!